Exhibit 99.2

                            CERTIFICATION

PURSUANT TO 18 U.S.C.  SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report on Form 10-K of Micros- to-Mainframes,Inc. (the "Company") for the year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steve H. Rothman Chairman and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

    (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.
        section 78m(a)); and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Steve H. Rothman
       ----------------------
     Steve H. Rothman
     Chairman and
     Chief Financial Officer
     June 26, 2003